                               ALTERA CORPORATION

                        1988 DIRECTOR STOCK OPTION PLAN

                    (As amended effective January 18, 1995)

     1. Purposes of the Plan. The purposes of this Director Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "non-statutory stock options".

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Common Stock" shall mean the Common Stock of the Company.

          (c) "Company" shall mean Altera Corporation, a California corporation.

          (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

          (e) "Director" shall mean a member of the Board.

          (f) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Option" shall mean a stock option granted pursuant to the Plan.

          (i) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (j) "Optionee" shall mean an Outside Director who receives an Option.

          (k) "Outside Director" shall mean a Director who is not an Employee.

          (l) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

          (m) "Plan" shall mean this 1988 Director Stock Option Plan, as amended.

          (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (o) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

          (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

             (ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") upon the later to occur of (A) the effective date of this Plan, as determined in accordance with
        Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company, appointment by the Board of Directors to fill a vacancy, or (for an employee director) by ceasing to be employed by the Company.

             (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the day of each annual shareholders meeting, at which such Outside Director is reelected to an additional term, occurring after the grant date of such Outside Director's First Option; provided, however, that in no event shall an Outside Director be granted Options to purchase in the aggregate more than 50,000 shares.

             (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

             (v) The terms of an Option granted hereunder shall be consistent with the requirements set forth elsewhere in this plan and shall additionally include the following:

                (A) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
           Section 9 hereof.

                (B) Subsequent Options granted prior to January 14, 1992 and all First Options shall become exercisable in installments cumulatively with respect to 25% of the Shares on the first day of the first year after the date of grant of such First Option and with respect to 2.083% of the Shares for each month after such anniversary. Subsequent Options granted on or after January 14, 1992 shall become exercisable in installments cumulatively with respect to 8.34% of the shares for each month beginning after the First Option and all other Subsequent Options, if any, are fully vested. However, in no event shall any Option be exercisable prior to obtaining shareholder approval of the Plan in accordance with Section 17 hereof.

          (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with
     Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) Suspension or Termination of Option. If the President or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of

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

     embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

     8. Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in the Wall Street Journal.

          (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
     Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
     Section 17 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as a Director. In the event of the termination of the Outside Director's Continuous Status as a Director, he may, but only within thirty (30) days after the date of such termination, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within three (3) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee:

             (i) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status a Director for six (6) months after the date of death.

             (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

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

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If however such successor corporation does not agree to fully assume such options, the Board shall act to fully accelerate the vesting of all of the shares subject to each outstanding option such that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

             (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

             (ii) any change in the designation of the class of persons eligible to be granted Options; or

             (iii) any material increase in the benefits accruing to participants under the Plan; or

             (iv) any change in the number of shares subject to Options to be granted hereunder or in the terms thereof as set forth in Section 4(b) hereof.

          Notwithstanding the foregoing, the provisions set forth in Section 4(b) of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more that once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

          (b) Shareholder Approval. Shareholder approval of any amendment requiring shareholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17 of the Plan.

          (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

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

     17. Shareholder Approval.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

          (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.

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

                               ALTERA CORPORATION

                                OUTSIDE DIRECTOR

                      NONSTATUTORY STOCK OPTION AGREEMENT
                   (First Option as amended January 14, 1992)


         Altera Corporation, a California corporation (the "Company"), has granted to _____________________________________________ (the "Optionee"), a
First Option (the "Option") to purchase a total of ________ shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Director Stock Option Plan, as amended, (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option.

         2. Exercise Price. The exercise price is $_________ for each share of Common Stock, which is 100% of the fair market value of the Common Stock on the date of grant of this Option.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                 (i)      Right to Exercise.

                          (a)     Subject to subsections 3(i)(b), (c) and (d)
below, this Option shall be exercisable cumulatively, to the extent of 25% of the Shares subject to this Option on the first anniversary of the date of grant of this Option and as to 2.083% of the Shares subject to this Option for each month which has expired after the first anniversary of the date of grant of this Option.

                          (b)     This Option may not be exercised for a
fraction of a share.

                          (c)     In the event of Optionee's death, disability
or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

                          (d)     In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in Section 11 below.

             (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form acceptable to the Company.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board:

                 (i)      cash;

                (ii)      check; or

               (iii) surrender of other shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as a Director. In the event of the termination of the Outside Director's Continuous Status as a Director, he may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

         8.      Disability of Optionee.  Notwithstanding the provisions of
Section 7 above, in the event of termination of Optionee's Continuous Status as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9.      Death of Optionee.  In the event of the death of Optionee:

                 (i) during the term of this Option and while a Director of the Company and having been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director six (6) months after the date of death; or

                 (ii) within thirty (30) days after the termination of Optionee's Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         10. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         12. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company may require the Optionee to make a cash payment to cover any applicable withholding tax liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.


DATE OF GRANT: ________________


                                        ALTERA CORPORATION
                                        a California corporation


                                        By: _______________________________

                                        Title: ____________________________

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A DIRECTOR. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.

Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

         Dated: _________________


                                                ________________________________
                                                Optionee

                               ALTERA CORPORATION

                                OUTSIDE DIRECTOR

                      NONSTATUTORY STOCK OPTION AGREEMENT
                (Subsequent Option as amended January 14, 1992)


         Altera Corporation, a California corporation (the "Company"), has granted to _______________________________________________ (the "Optionee"), a
Subsequent Option (the "Option") to purchase a total of ________ shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Director Stock Option Plan, as amended, (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option.

         2. Exercise Price. The exercise price is $_________ for each share of Common Stock, which is 100% of the fair market value of the Common Stock on the date of grant of this Option.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                 (i)      Right to Exercise.

                          (a)     Subject to subsections 3(i)(b), (c) and (d)
below, this Option shall be exercisable in installments cumulatively with respect to 8.34% of the shares for each month beginning after the Optionee's First Option is fully vested or, in the event that any previously granted Subsequent Options are outstanding at the time this Option is granted, following the complete vesting of any Subsequent Option previously granted.

                          (b)     This Option may not be exercised for a
fraction of a share.

                          (c)     In the event of Optionee's death, disability
or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

                          (d)     In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in Section 11 below.

             (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form acceptable to the Company.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board:

                 (i)      cash;

                (ii)      check; or

               (iii) surrender of other shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of

Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as a Director. In the event of the termination of the Outside Director's Continuous Status as a Director, he may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

         8.      Disability of Optionee.  Notwithstanding the provisions of
Section 7 above, in the event of termination of Optionee's Continuous Status as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9.      Death of Optionee.  In the event of the death of Optionee:

                 (i) during the term of this Option and while a Director of the Company and having been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director six (6) months after the date of death; or

                 (ii) within thirty (30) days after the termination of Optionee's Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         10. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         12. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company may require the Optionee to make a cash payment to cover any applicable withholding tax liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.


DATE OF GRANT: ________________


                                        ALTERA CORPORATION
                                        a California corporation


                                        By: _______________________________

                                        Title: ____________________________

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A DIRECTOR. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

         Dated: _________________


                                        _______________________________
                                        Optionee